Exhibit 21

NEWMONT MINING CORPORATION AND SUBSIDIARIES

As of December 31, 2007

Name	State/Country of Incorporation	Ownership Percentage
Newmont Mining Corporation	Delaware, USA
Dacia Exploration S.R.L.	Romania	100%
D’Africo (Overseas) Ltd	Cyprus	100%
Moydow Limited	Ghana	100%
Newmont Australia Holdings Pty Ltd	Victoria, Australia	100%
Australian Tenement Holdings Pty Ltd	Victoria, Australia	100%
Newmont Australia Limited	Victoria, Australia	70.68%
Bardini Pty Ltd	Western Australia	100%
Linfast Pty Ltd	Western Australia	100%
Newmont Mining Holdings Pty Ltd	South Australia	18.69%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	27.806895%
Clave Pty Ltd	Western Australia	100%
Newmont Mining Holdings Pty Ltd	South Australia	18.81%
National Shareholder Services Pty Ltd	Western Australia	100%
Newmont Capital Pty Ltd	New South Wales, Australia	100%
Pacific-Nevada Mining Pty Ltd	Australian Capital Territory	100%
Newmont Metals Pty Ltd	Australian Capital Territory	100%
Newmont Golden Grove Operations Pty Ltd	Western Australia	100%
Newmont Midas Holdings Limited	Nevada, USA	9.1%
Newmont Midas Operations Inc.	Nevada, USA	100%
Newmont Mining Finance Pty Ltd	Australian Capital Territory	100%
Newmont Mining Holdings Pty Ltd	South Australia	60.64%
Newmont ACM Pty Ltd	Victoria, Australia	100%
Australian Consolidated Minerals Pty Ltd.	Western Australia	100%
Newmont Exploration Pty Ltd	South Australia	100%
Newmont Gold Pty Ltd	Western Australia	100%
GMK Investments Pty Ltd	South Australia	100%
GMKI Pty Ltd	Australia Capital Territory	100%
GPS Finance Pty Ltd	Australia Capital Territory	100%
Newmont Power Pty Ltd	South Australia	100%
NP Kalgoorlie Pty Ltd	South Australia	100%
Goldfields Power Pty Ltd	Western Australia	50%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	12.557049%
Clynton Court Pty Ltd	Victoria, Australia	100%
Great Central Holdings Pty Ltd	Victoria, Australia	100%
Eagle Mining Pty Ltd	Western Australia	100%
Hunter Resources Pty Ltd	Queensland, Australia	100%
Quotidian No. 117 Pty Ltd	Victoria, Australia	100%
Matlock Mining Pty Ltd	Western Australia	46.5%
Matlock Mining Pty Ltd	Western Australia	53.5%
Australian Metals Corporation Pty Ltd	Western Australia	100%
Great Central Mines Pty Ltd	Western Australia	100%
Matlock Castellano Pty Ltd	Western Australia	100%
Great Central Investments Pty Ltd	Victoria, Australia	100%
Newmont Wiluna Mines Pty Ltd	Western Australia	100%
Newmont Wiluna Gold Pty Ltd	Queensland, Australia	100%
Newmont Wiluna Metals Pty Ltd	Western Australia	100%
Newmont Finance Limited	South Australia	100%

Name	State/Country of Incorporation	Ownership Percentage
Newmont GMK Holdings Pty Ltd	Western Australia	100%
Kalgoorlie Lake View Pty Ltd	Victoria, Australia	100%
Norkal Pty Ltd	Western Australia	100%
North Kalgurli Mines Pty Ltd	Western Australia	100%
Newmont Gold Exploration Pty Ltd	Western Australia	100%
Newmont Gold Marketing & Finance Pty Ltd	South Australia	100%
Australian Gold Alliance Pty Ltd	South Australia	100%
AGR Management Services Pty Ltd	Western Australia	40%
AGR Matthey (NZ) Limited	New Zealand	40%
Newmont Gold Treasury Pty Ltd	South Australia	100%
Newmont Group Finance Pty Ltd	South Australia	100%
Newmont NGL Holdings Pty Ltd	Northern Territory, Australia	100%
Newmont Boddington Holdings Pty Ltd	South Australia	100%
Newmont Boddington Investments Pty Ltd	South Australia	100%
Newmont Boddington Pty Ltd	South Australia	100%
BGM Management Company Pty Ltd	Western Australia	100%
Newmont Kaltails Pty Ltd	Victoria, Australia	100%
Newmont Pajingo Pty Ltd	Western Australia	100%
Newmont Tanami Pty Ltd	South Australia	57.39%
Otter Gold Mines Pty Ltd	Victoria, Australia	100%
Otter Gold Pty Ltd	New South Wales, Australia	100%
Wirralie Gold Mines Pty Ltd	Queensland, Australia	100%
Newmont Pacific Energy Pty Ltd	New South Wales, Australia	100%
Yandal Gold Holdings Pty Ltd	Australian Capital Territory	100%
Yandal Gold Pty Ltd	Western Australia	100%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	59.63605%
Newmont International Exploration Pty Ltd	South Australia	100%
Newmont Asia Pty Ltd	South Australia	100%
Kepala Burung Offshore Pty Ltd	Victoria, Australia	36.11%
Newmont International Holdings Pty Ltd	South Australia	100%
Newmont Mining Services Pty Ltd	South Australia	100%
Newmont Pacific Pty Ltd	New South Wales, Australia	100%
Newmont Service SAS	France	100%
Newmont Tanami Pty Ltd	South Australia	42.61%
Newmont Woodcutters Pty Ltd	New South Wales, Australia	100%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	.000006%
Oberon Oil Pty Ltd	Western Australia	100%
Newmont Mining Holdings Pty Ltd	South Australia	1.86%
Newmont Capital Limited	Nevada, USA	88.65%
Newmont Australia Limited	Victoria, Australia	13.14%
Newmont USA Limited	Delaware, USA	100%
Balkhash Mining and Exploration Inc.	Delaware, USA	100%
Battle Mountain Gold Company	Nevada, USA	100%
Battle Mountain Exploration Company	Texas, USA	100%
Battle Mountain (Irian Jaya) Ltd.	Nevada, USA	100%
PT Iriana Mutiara Mining	Indonesia	80%
Battle Mountain Resources Inc.	Nevada, USA	100%
Empresa Minera Inti Raymi S.A.	Bolivia	60.5%
Minera BMG	Nevada, USA	100%
Minera Choluteca S.A. de C.V.	Honduras	50%
Newmont Australia Investment Limited	Delaware, USA	100%
Newmont Bolivia Limited	Nevada, USA	100%
Empresa Minera Inti Raymi S.A.	Bolivia	27.5%
Empresa Minera La Joya S.R.L.	Bolivia	75.5%
Newmont Canada Limited	Ontario, Canada	11.86%

Name	State/Country of Incorporation	Ownership Percentage
Grupo BMG S.A. de C.V.	Mexico	100%
Minas de Oro BMG S.A. de C.V.	Mexico	100%
PT Newmont Minahasa Raya	Indonesia	80%
Silidor Mines Inc.	Quebec	100%
Newmont McCoy Cove Limited	Nevada, USA	100%
Newmont Nova Scotia ULC	Nova Scotia, Canada	100%
Newmont Canada Limited	Ontario, Canada	.98%
Canmont Mining Properties Limited	Delaware, USA	100%
Newmont Altin Madencilik Limited Sirketi	Turkey	1%
Newmont Global Employment Limited Partnership	Bermuda	1%
Dawn Mining Company LLC	Delaware, USA	51%
Elko Land and Livestock Company	Nevada, USA	100%
Hospah Coal Company	Delaware	100%
Idarado Mining Company	Delaware, USA	100%
Idarado Legacy, LLC	Colorado, USA	80%
Minera El Bermejal S. de R.L. de C.V.	Mexico	44%
Minera Newmont Chile Limitada	Chile	99%
Minera Penmont S. de R.L. de C.V.	Mexico	44%
N. I. Limited	Bermuda	100%
New Verde Mines LLC	Delaware, USA	100%
Newmont de Mexico S.A. de C.V.	Mexico	99%
Newmont Exploration of Canada Ltd.	Canada	100%
Newmont Global Employment Limited	Bermuda	99%
Newmont Gold Company	Delaware, USA	100%
Newmont GTR LLC	Nevada, USA	100%
Newmont Indonesia Investment Limited	Delaware, USA	100%
Newmont Indonesia Limited	Delaware, USA	100%
Nusa Tenggara Partnership	Netherlands	56.25%
PT Newmont Nusa Tenggara	Indonesia	80%
PT Investama Utama Indonesia	Indonesia	49%
PT Bhinneka Investama Indonesia	Indonesia	27.56%
PT Investama Utama Indonesia	Indonesia	51%
Newmont International Services Limited	Delaware, USA	100%
PT Newmont Pacific Nusantara	Indonesia	1%
Newmont Kazakstan Gold Limited	Delaware, USA	100%
Newmont Latin America Limited	Delaware, USA	100%
Minera Los Tapados S.A.	Peru	.0144%
Minera Newmont Chile Limitada	Chile	1%
Newmont de Mexico S.A. de C.V.	Mexico	1%
Newmont Midas Holdings Limited	Nevada, USA	90.9%
Newmont Midas Operations Inc.	Nevada, USA	100%
Newmont Nevada Energy Investment LLC	Delaware, USA	100%
Newmont North America Exploration Limited	Delaware, USA	100%
Newmont Overseas Exploration Limited	Delaware, USA	100%
Newmont Altin Madencilik Limited Sirketi	Turkey	99%
PT Newmont Pacific Nusantara	Indonesia	99%
Suriname Gold Company, LLC	Delaware, USA	50%
Newmont Peru Limited	Delaware, USA	100%
Minera Ayacucho S.R.L.	Peru	55%
Minera Chaupiloma Dos de Cajamarca S.R.L.	Peru	40%
Minera Coshuro S.R.L.	Peru	54.1%
Minera La Zanja S.R.L.	Peru	46.944%
Minera Los Tapados S.A.	Peru	99.9856
Newmont Investment Holdings LLC	Delaware, USA	100%
Newmont Perú S.R.L.	Peru	.00026%

Name	State/Country of Incorporation	Ownership Percentage
Newmont Perú S.R.L.	Peru	99.99974%
Newmont Realty Company	Delaware, USA	100%
Newmont Russia Limited	Delaware, USA	100%
Newmont Second Capital Corporation	Delaware, USA	100%
Minas Conga S.R.L.	Peru	40%
Minera Yanacocha S.R.L.	Peru	51.35%
Newmont Mines Limited	Delaware, USA	100%
Newmont Technologies Limited	Nevada, USA	100%
Newmont (Uzbekistan) Limited	Cyprus	60%
Resurrection Mining Company	Delaware, USA	100%
San Juan Basin Coal Holding Company	Delaware, USA	100%
Santa Fe Pacific Gold Corporation	Delaware, USA	100%
The Rosebud Mining Company LLC	Delaware, USA	48.64%
Yandal Bond Company Limited	Delaware, USA	100%
Newmont Holdings ULC	Nova Scotia, Canada	100%
Newmont Mining Corporation of Canada Limited	Canada	100%
Newmont Australia Limited	Western Australia	16.18%
Newmont Canada Limited	Ontario, Canada	87.16%
Newmont Capital Limited	Nevada, USA	11.35%
Newmont Latin America Holdings	Cayman Islands	100%
NGF Limited	Cayman Islands	100%
Newmont Mining B.C. Limited	British Columbia, Canada	100%
Miramar Mining Corporation	British Columbia, Canada	78%
Miramar Bathurst Resources Ltd.	Nunavut, Canada	100%
Miramar Gold Corporation	Nevada, USA	100%
Miramar Mining Canada Ltd.	Ontario, Canada	100%
Miramar Northern Mining Ltd.	British Columbia, Canada	100%
Cambiex USA Inc.	Colorado, USA	100%
Con Exploration Ltd.	Northwest Territories, Canada	100%
Hope Bay Mining Ltd.	British Columbia, Canada	100%
Miramar HBG Inc.	Quebec, Canada	100%
Miramar Resources Ltd.	British Columbia, Canada	100%
Orcana Resource Corp.	Nevada, USA	100%
Talapoosa Mining Corporation	British Columbia, Canada	100%
Talapoosa Mining Inc.	Nevada, USA	100%
688282 British Columbia Ltd.	British Columbia, Canada	100%
Vol Mines Ltd.	Ontario, Canada	100%
Newmont Insurance (Singapore) Pte Ltd	Singapore	100%
Newmont LaSource SAS	France	.05%
Autin Investments BV	Netherlands	100%
Euronimba Ltd	Jersey, U.K.	43.5%
Societe Des Mines de Fer de Guinee	Guinea	95%
Gold Discovery Company	Cayman Islands	55%
Golden Ridge Resources Ltd	Ghana	85%
Newmont Ghana Gold Limited	Ghana	100%
Societe Miniere de Sabodala	Senegal	50.6%
Newmont Mineral Holdings B.V.	Netherlands	100%
European Gold Refineries Holding SA	Switzerland	47%
Finorafa S.A.	Switzerland	100%
Valcambi S.A.	Switzerland	100%
Newmont Mineral Exploration B.V.	Netherlands	100%
Newmont Ventures Limited	Delaware	100%
Newmont (Guyana) Incorporated	Guyana	100%
Newmont Waihi Gold Limited	New Zealand	100%
Waihi Gold Company Limited	New Zealand	100%

Name	State/Country of Incorporation	Ownership Percentage
Newmont (Uzbekistan) Limited	Cyprus	40%
Normandy Overseas Holding Company Sdn Bhd	Malaysia	100%
Normandy Company (Malaysia) Sdn Bhd	Malaysia	100%
Newmont International Group BV	Netherlands	100%
Newmont Latin America Inc.	Canada	100%
Newmont LaSource SAS	France	99.95%